UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
________________________________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2016

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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
 ________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On October 11, 2016, Altria Group, Inc. (“Altria”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission to report that Anheuser-Busch InBev SA/NV (“Legacy AB InBev”) completed its business combination with SABMiller plc in a cash and stock transaction.

This Amendment No. 1 to the Initial 8-K (“Form 8-K/A”) is being filed to provide the financial statements set forth in Item 9.01 in accordance with Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
The following historical financial statements of Legacy AB InBev are provided:

▪
audited consolidated financial statements and related notes of Legacy AB InBev as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, filed as Exhibit 99.5 and incorporated by reference in this Form 8-K/A; and

▪
unaudited condensed consolidated financial statements and related notes of Legacy AB InBev as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015, filed as Exhibit 99.6 and incorporated by reference in this Form 8-K/A.

(b)    Pro Forma Financial Information
Altria’s unaudited pro forma financial information for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016 is filed as Exhibit 99.7 and incorporated by reference in this Form 8-K/A.
(d)    Exhibits

23.1	Consent of PwC Bedrijfsrevisoren BCVBA, Independent Registered Public Accounting Firm
23.2	Consent of Deloitte Touche Tohmatsu Auditores Independentes, Independent Registered Public Accounting Firm
99.5	Anheuser-Busch InBev SA/NV audited consolidated financial statements as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013
99.6	Anheuser-Busch InBev SA/NV unaudited condensed consolidated financial statements as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015
99.7	Unaudited pro forma condensed financial information of Altria Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ IVAN S. FELDMAN
Name:	Ivan S. Feldman
Title:	Vice President and Controller

DATE: December 23, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PwC Bedrijfsrevisoren BCVBA, Independent Registered Public Accounting Firm
23.2	Consent of Deloitte Touche Tohmatsu Auditores Independentes, Independent Registered Public Accounting Firm
99.5	Anheuser-Busch InBev SA/NV audited consolidated financial statements as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013
99.6	Anheuser-Busch InBev SA/NV unaudited condensed consolidated financial statements as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015
99.7	Unaudited pro forma condensed financial information of Altria Group, Inc.

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